UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 S. Industrial Road suite 100
Las Vegas, Nevada	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 992-4539

Former address of principal executive offices that appeared on last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01         Entry into a Material Definitive Agreement

On March 1, 2023 CLS Holdings USA, Inc (the “Company”) entered into a three-year employment agreement (“Agreement”) with Mr. Andrew Glashow, a director of the Company and its former President and CEO, to serve as the Company’s Chief Executive Officer and Chairman of the Board. The material terms of the agreement are set forth in Item 5.02 of this Current Report on Form 8K, which disclosures are incorporated into this item by reference.

Item 5.02         Compensatory Arrangements of the Chief Executive Officer and Chairman of the Board

Effective March 1, 2023, the Company and Mr. Glashow entered into a three-year employment agreement pursuant to which Mr. Glashow continued serving as the Company’s Chief Executive Officer and commenced serving as the Company’s Chairman of the Board. Under the Agreement, Mr. Glashow is entitled to receive an annual salary of $325,000; a monthly amount of $1,500 for health insurance and health related expenses; a monthly amount for home office expenses incurred; and an automobile allowance of $1,200 monthly. Further, he is entitled to receive a performance bonus equal to 2% of the Company’s annual EBITDA up to a maximum annual cash compensation of $1 million including Base Salary. Effective March 1, 2023, and in connection with the Agreement, Mr. Glashow entered into an Employee Confidentiality, Invention and Non-Competition Agreement. Pursuant thereto, Mr. Glashow agreed: (i) not to compete with the Company during the term of his employment and for a period of one year thereafter; (ii) not to release or disclose the Company’s confidential information; and (iii) to assign the rights of all work product to the Company, among other terms.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated March 1, 2023 between CLS Holdings USA Inc. and Andrew Glashow
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: March 6, 2023	By:	/s/ Andrew Glashow
Andrew Glashow Chief Executive Officer and Chairman of the Board of CLS Holdings USA Inc.